SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Credit Suisse Global Fixed Income Team is responsible for the day-to-day management of the fund. The team currently consists of Kevin D. Barry, John de Garis, Michael E. Gray, Sheila Huang, Richard Avidon, Joanne Gilbert and Philip Wubbena. Thanos Papasavvas is no longer a member of the team.


Dated:  March 21, 2006                                        16-0306
                                                              for
                                                              BONDFUNDS-PRO-CMN
                                                              GFI-PRO-LOAD
                                                              2006-04